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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report:               September 13, 1995

                         Commission File Number 1-8241
                                   _________



                             PRESIDIO OIL COMPANY
            (Exact name of registrant as specified in its charter)


           DELAWARE                                          95-3049484
(State or other jurisdiction of                            (I.R.S.Employer
incorporation or organization)                           Identification No.)



                          5613 DTC PARKWAY, SUITE 750
                        ENGLEWOOD, COLORADO 80111-3065
                   (Address of principal executive offices)
                                  (Zip Code)


                                (303) 773-0100
             (Registrant's telephone number, including area code)



                                Not Applicable
             (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5.       Other Events

Incorporated herein by reference to the Company's press release dated September 13, 1995, contained in Exhibit 20.1 to this form.


Item 7.       Financial Statements and Exhibits

(c)           Exhibits

20.1 The Company's press release dated September 13, 1995, announcing the interest rate for the period November 15, 1995 to February 14, 1996 on its Senior
              Subordinated Gas Indexed Notes Due 1999 and Senior Gas Indexed Notes Due 2002 to be 13.250%.

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                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              PRESIDIO OIL COMPANY
                                              -----------------------------
                                              Registrant



DATE:  September 13, 1995                     /s/ Charles E. Brammeier
       ------------------                     -----------------------------
                                              Charles E. Brammeier
                                              Controller
                                              (Principal Accounting Officer)
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                                EXHIBIT INDEX




Exhibit
Number              Description of Exhibit

20.1                Press release of the Company dated September 13,
                    1995.
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